Exhibit 99.2

MEADWESTVACO CORPORATION

and Consolidated Subsidiary Companies

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma consolidated financial statements give effect to the spin-off of MeadWestvaco Corporation’s (the “Company” or “MeadWestvaco”) Consumer & Office Products business and subsequent merger of that business with ACCO Brands Corporation (“ACCO Brands”).

Effective May 1, 2012, MeadWestvaco completed the spin-off of its Consumer & Office Products business and subsequent merger of that business with ACCO Brands (the “Transaction”). As a result of the Transaction, MeadWestvaco shareholders received 0.32986547 shares of ACCO Brands for each share of MeadWestvaco they owned of record as of April 24, 2012, resulting in their collective ownership on May 1, 2012 of 50.5% of the issued and outstanding shares of ACCO Brands. Under the terms of the Transaction, including a working capital adjustment, MeadWestvaco received aggregate consideration of $433 million on a tax-free basis, subject to certain potential post-closing adjustments.

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2012 and 2011 and for the three years ended December 31, 2011, 2010 and 2009 are based on the historical consolidated statements of operations and give effect to the Transaction as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet is based on the historical consolidated balance sheet as of March 31, 2012, and gives effect to the Transaction as if it had occurred on March 31, 2012.

The unaudited pro forma consolidated financial statements are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the Transaction. However, in the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial statements have been made. The unaudited pro forma consolidated statements of operations are presented for illustrative purposes and do not purport to represent what results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods.

The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the Company’s historical consolidated financial statements and related note disclosures, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

MEADWESTVACO CORPORATION

and Consolidated Subsidiary Companies

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF OPERATIONS

In millions, except per share amounts	Three Months Ended March 31, 2012
	Historical Balances (g)	Discontinued Operations Adjustments (a)	Pro Forma Balances
Net sales	$1,420	$(107)	$1,313

Cost of sales	1,113	(73)	1,040
Selling, general and administrative expenses	197	(36)	161
Interest expense	44	(4)	40
Other income, net	(11)	2	(9)

Income from continuing operations attributable to the company before income taxes	77	4	81
Income tax provision	28	2	30

Income from continuing operations attributable to the company	$49	$2	$51

Net income per share attributable to the company – basic	$0.29	$0.01	$0.30

Net income per share attributable to the company – diluted	$0.28	$0.01	$0.29

Shares used to compute income from continuing operations per share attributable to the company:
Basic	171.9	171.9	171.9
Diluted	175.3	175.3	175.3

In millions, except per share amounts	Three Months Ended March 31, 2011
	Historical Balances (g)	Discontinued Operations Adjustments (a)	Pro Forma Balances
Net sales	$1,365	$(115)	$1,250

Cost of sales	1,049	(83)	966
Selling, general and administrative expenses	184	(29)	155
Interest expense	47	(4)	43
Other income, net	(21)	2	(19)

Income from continuing operations attributable to the company before income taxes	106	(1)	105
Income tax provision	35	(2)	33

Income from continuing operations attributable to the company	$71	$1	$72

Net income per share attributable to the company – basic	$0.42	$0.01	$0.43

Net income per share attributable to the company – diluted	$0.41	$0.01	$0.42

Shares used to compute income from continuing operations per share attributable to the company:
Basic	169.0	169.0	169.0
Diluted	172.7	172.7	172.7

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

MEADWESTVACO CORPORATION

and Consolidated Subsidiary Companies

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF OPERATIONS

In millions, except per share amounts	Year Ended December 31, 2011
	Historical Balances (g)	Discontinued Operations Adjustments (a)	Pro Forma Balances
Net sales	$6,060	$(742)	$5,318

Cost of sales	4,678	(485)	4,193
Selling, general and administrative expenses	818	(147)	671
Interest expense	181	(16)	165
Other income, net	(35)	11	(24)

Income from continuing operations attributable to the company before income taxes	418	(105)	313
Income tax provision	160	(65)	95

Income from continuing operations attributable to the company	$258	$(40)	$218

Net income per share attributable to the company – basic	$1.52	$(0.24)	$1.28

Net income per share attributable to the company – diluted	$1.49	$(0.24)	$1.25

Shares used to compute income from continuing operations per share attributable to the company:
Basic	170.4	170.4	170.4
Diluted	174.1	174.1	174.1

In millions, except per share amounts	Year Ended December 31, 2010
	Historical Balances (g)	Discontinued Operations Adjustments (a)	Pro Forma Balances
Net sales	$5,693	$(747)	$4,946

Cost of sales	4,472	(486)	3,986
Selling, general and administrative expenses	729	(130)	599
Interest expense	186	(16)	170
Other income, net	(10)	6	(4)

Income from continuing operations attributable to the company before income taxes	316	(121)	195
Income tax provision	54	(50)	4

Income from continuing operations attributable to the company	$262	$(71)	$191

Net income per share attributable to the company – basic	$1.54	$(0.42)	$1.12

Net income per share attributable to the company – diluted	$1.52	$(0.41)	$1.11

Shares used to compute income from continuing operations per share attributable to the company:
Basic	170.3	170.3	170.3
Diluted	172.7	172.7	172.7

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

MEADWESTVACO CORPORATION

and Consolidated Subsidiary Companies

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF OPERATIONS

In millions, except per share amounts	Year Ended December 31, 2009
	Historical Balances (g)	Discontinued Operations Adjustments (a)	Pro Forma Balances
Net sales	$5,406	$(747)	$4,659

Cost of sales	4,446	(495)	3,951
Selling, general and administrative expenses	755	(124)	631
Interest expense	195	(15)	180
Other income, net	(382)	4	(378)

Income from continuing operations attributable to the company before income taxes	392	(117)	275
Income tax provision	152	(47)	105

Income from continuing operations attributable to the company	$240	$(70)	$170

Net income per share attributable to the company – basic	$1.40	$(0.41)	$0.99

Net income per share attributable to the company – diluted	$1.38	$(0.40)	$0.98

Shares used to compute income from continuing operations per share attributable to the company:
Basic	171.3	171.3	171.3
Diluted	173.2	173.2	173.2

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

MEADWESTVACO CORPORATION

and Consolidated Subsidiary Companies

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEET

	March 31, 2012
In millions	Historical Balances	Discontinued Operations Adjustments (b)		Pro Forma Balances Before Separation Adjustments	Separation Adjustments		Pro Forma Balances

ASSETS
Cash and cash equivalents	$483	$(28	) (f)	$455	$433	(c)	$888
Accounts receivable, net	723	(95)		628	—		628
Inventories	742	(98)		644	—		644
Other current assets	113	(24)		89	—		89

Current assets	2,061	(245)		1,816	433		2,249

Net investment in discontinued operations	—	474		474	(474	) (d)	—
Property, plant, equipment and forestlands, net	3,594	(105)		3,489	—		3,489
Prepaid pension asset	1,000	—		1,000	—		1,000
Goodwill	836	(165)		671	—		671
Other assets	1,207	(103)		1,104	—		1,104

	$8,698	$(144)		$8,554	$(41)		$8,513

LIABILITIES AND EQUITY
Accounts payable	$644	$(33)		$611	$—		$611
Accrued expenses	477	(58)		419	—		419
Notes payable and current maturities of long-term debt	254	—		254	—		254

Current liabilities	1,375	(91)		1,284	—		1,284

Long-term debt	1,879	—		1,879	—		1,879
Other long-term obligations	1,295	(25)		1,270	—		1,270
Deferred income taxes	898	(28)		870	—		870

Commitments and contingencies	—	—		—	—		—

Equity:
Shareholders’ equity:
Common stock	2	—		2	—		2
Additional paid-in capital	3,156	—		3,156	—		3,156
Retained earnings	298	—		298	(41	) (e)	257
Accumulated other comprehensive loss	(225)	—		(225)	—		(225)

Total shareholders’ equity	3,231	—		3,231	(41)		3,190
Non-controlling interests	20	—		20	—		20

Total equity	3,251	—		3,251	(41)		3,210

	$8,698	$(144)		$8,554	$(41)		$8,513

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Pro Forma Presentation

These unaudited pro forma consolidated statements of operations of MeadWestvaco for the three months ended March 31, 2012 and 2011 and for the three years ended December 31, 2011, 2010 and 2009, are based on the historical consolidated statements of operations, and give effect to the Transaction as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet of the Company is based on the historical consolidated balance sheet as of March 31, 2012, and gives effect to the Transaction as if it had occurred on March 31, 2012.

These unaudited pro forma consolidated financial statements are based on the assumptions and adjustments described below and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the Transaction. However, in the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial statements have been made. These unaudited pro forma consolidated statements of operations are presented for illustrative purposes and do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods.

These unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the company’s historical consolidated financial statements and related note disclosures, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

2.	Pro Forma Adjustments

Pro forma adjustments to the unaudited consolidated financial statements are as follows:

(a)	Represents the reclassification of all revenues and expenses of the Consumer & Office Products business to discontinued operations. The measurement date for discontinued operations was on or about the time of separation.

(b)	Represents the reclassification of all assets and liabilities of the Consumer & Office Products business to discontinued operations. The measurement date for discontinued operations was on or about the time of separation.

(c)	Represents cash totaling $433 million received by the Company upon the merger of the Consumer & Office Products business with ACCO Brands which was effective on May 1, 2012. The $433 million was received on a tax-free basis subject to certain potential post-closing adjustments.

(d)	Represents the removal of the net investment in discontinued operations as a result of the separation.

(e)	Represents the distribution of the Consumer & Office Products business common stock to the Company’s shareholders offset by the $433 million of cash received by the Company upon the merger of the Consumer & Office Products business with ACCO Brands which was effective on May 1, 2012.

(f)	Represents the estimated balance of cash and cash equivalents of $28 million of the Consumer & Office Products business that was transferred to ACCO Brands on the separation date.

(g)	Represents the amounts previously reported in the consolidated statements of operations on a continuing operations basis in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012 the in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.